UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

california	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

831 W North Ave., Pittsburgh, PA 15233

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

FOMO WORLDWIDE, INC. is referred to in this Current Report on Form 8-K as “FOMO,” the “Company,” “we,” or “us.”

Item 7.01 Regulation FD Disclosure.

On January 17, 2023, we released the following press release regarding our subsidiaries’ attendance of the PETE&C tradeshow for the education industry to be held February 12-15, 2023. We will also host an investor meeting on February 13, 2023 at the event.

FOMO’s smartsolution technologies and cleansolution technologies to attend pete&c; will host investor meeting

Pittsburgh, PA, January 17, 2023 – FOMO WORLDWIDE, INC. (US OTC: FOMC) announces its wholly owned subsidiary SMARTSolution Technologies L.P. (“SST”) will attend the PETE&C trade show at Kalahari Resort in the Poconos on February 12-15, 2023 (Pennsylvania Education Technology Expo and Conference). PETE&C is a statewide event that provides quality programs focused on technology in the education field. Each year, hundreds of exhibitors showcase their latest technology products and services to a substantial audience of teachers, administrators, technology directors, school board members and more from the state of Pennsylvania and the surrounding region.

At PETE&C, SST will be displaying and holding informal training on educational technology offerings to school districts, both parochial and public. SST’s offerings will include the latest interactive panels, associated interface tools, conferencing cameras, classroom sound reinforcement system, and more. The booth will be hosted by SST salespeople, operations personnel, and upper management. Further information on SST’s newest products, such as “Smart Podium” and “Active Floor”, which have applications beyond K12 customers to post-secondary education, enterprise, and other verticals and environments, can be found here:

https://www.smarttech.com/en/business/products/interactive-displays/podium-624-product

https://activefloor.com/en/interactive-learning/

SST’s sister business, CLEANSolution Technologies (“CST”), will also be represented at PETE&C illustrating the benefits of clean air disinfection including ultraviolet-C (“UVC-C”) and bipolar ionization, LED retrofit and HVAC management solutions for K12 customers and more. SST and CST will be located at PETE&C in Booth 201. To register for the show or for additional information, please visit: https://www.peteandc.org/.

Separately, on February 13, 2023, FOMO will host an investor dinner at a venue within the PETE&C complex. FOMO management will update attendees on the Company’s public company reporting status which is being brought SEC current, financial trajectory, merger and acquisition pipeline, and other developments. The dinner will be attended by management of acquisition targets under purchase contract by FOMO. To RSVP for the dinner, please contact investor relations at IR@fomoworldwide.com.

About FOMO WORLDWIDE, INC.

FOMO WORLDWIDE, INC. is a publicly traded company focused on business incubation and acceleration. The Company invests in and advises emerging companies aligned with a growth mandate. FOMO is developing direct investment and affiliations - majority- and minority-owned as well as in joint venture formats - that afford targets access to the public markets for expansion capital as well as spin-out options to become their own stand-alone public companies.

About SMARTSolution Technologies L.P.

SMARTSolution Technologies L.P. (https://smarterguys.com/), a wholly owned subsidiary of FOMO, is a Pittsburgh, PA–based audiovisual systems integration company that designs and builds presentation, teleconferencing and collaborative systems for businesses, education, and nonprofits including 200 school districts with hundreds of buildings and almost 200,000 students. SST is a leader in interactive display technologies for use in all type of curriculums and has been providing education technology solutions for over 27 years.

About CLEANSolution Technologies

CLEANSolution Technologies (https://www.cleansolutiontech.com/), also doing business as Energy Intelligence Center LLC, a wholly owned subsidiary of FOMO, has over 10 years of experience in clean technology and energy efficiency technologies. CST offers clean air disinfection, LED retrofit, and HVAC management technologies and services with a focus on promoting clean air and higher energy efficiency levels in multi-family, commercial, and industrial buildings.

Forward Looking Statements:

Statements in this press release about our future expectations, including without limitation, the likelihood that FOMO WORLDWIDE, INC. will be able to meet minimum sales expectations, be successful and profitable in the market, bring significant value to FOMO’s stockholders, and leverage capital markets to execute its growth strategy, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties and are subject to change at any time, and our actual results could differ materially from expected results. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this statement or to reflect the occurrence of unanticipated events, except as required by law. FOMO’s business strategy described in this press release is subject to innumerable risks, most significantly, whether the Company is successful in securing adequate financing. Additionally, although the Company has announced letters of intent to acquire additional companies, there is absolutely no assurances that any such transactions will result in a completed acquisition. No information in this press release should be construed in any form, shape, or manner as an indication of the Company’s future revenues, financial condition, or stock price.

Contact Information:

SMARTSolution Technologies L.P.

John Raymond

President

(412) 390-0803
info@smarterguys.com

FOMO WORLDWIDE, INC.

Vik Grover

CEO

(630) 708-0750
IR@fomoworldwide.com

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Description
99.1	PETE&C Tradeshow Press Release dated January 17, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: January 18, 2023	By:	/s/ Vikram Grover